Exhibit 99.1

Different by Design

Gentex Investor & Analyst Meeng

September 12, 2013

Integrating automotive safety technology in ways others can’t…

Introduction

•	? Welcome !
•	? Housekeeping

–? Refreshments

–? Restrooms

•	? Agenda

–? Analyst Meeting Focus: Product Update

•	? Product Presentation – Deming Conference Room
•	? Product Demonstration – Breakout Tour
•	? The Future – Deming Conference Room
•	? Q&A

Gentex

Con?dena l

Safe Harbor Statement

GENTEX CORPORATION

This Gentex analyst meeting contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended, that are based on management's beliefs and information currently available to us, and are also based on assumptions and analyses made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform to our current expectations, estimates and projections about the global automotive industry, the economy and the Company itself is subject to a number of risks, assumptions and uncertainties, many of which are beyond our control, and the affects can be difficult to predict. Words like "anticipates," "believes," "confident," "estimates," "expects," "forecasts," "hopes", "likely," "plans," "projects," "optimistic," and "should," and variations of such words and similar expressions identify forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, expense, likelihood and degree of occurrence. These risks include, without limitation, the pace of economic activity in Europe, Asia and in the United States, employment and other general economic conditions; worldwide automotive production; the maintenance of the Company's market share; the ability to control costs, including the ability to achieve purchasing and manufacturing cost reductions, control and leverage fixed overhead costs, maintain margins; the ability to control E,R&D and S,G&A expenses. Additionally, these risks include competitive pricing pressures; the mix of products purchased by customers; the market for and the success of certain of the Company's mirror products (e.g. Rear Camera Display, SmartBeam® and other camera-based driver-assist and lighting-assist products), including vehicle model penetration and option take rates; changes in customers' marketing strategies; consumer confidence and the impact on production volume levels; intellectual property litigation risk; the ability to continue to make and sell product innovations; customer inventory management; scheduled production shutdowns at our customers' production facilities; currency fluctuations; interest rates; equity prices; the financial strength/stability of the Company's customers (including their Tier 1 suppliers); potential impact of supply chain disruptions including but not limited to those caused by natural disasters and any other part shortages; potential restructuring/sale of OEM business segments or suppliers; potential customer (including their Tier 1 suppliers) bankruptcies; and other risks identified in the Company's other filings with the Securities and Exchange Commission. Therefore, actual results and outcomes may materially differ from what is expressed or forecasted. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.

Gentex Confidential

Update Our Understanding 8?COMMON MISCONCEPTION: “The company’s end market appears to be penetrated.” 8?ACTUAL: Gentex Global Average Gentex Global Average Applicaon Rates -? 2001 Applicaon Rates -? 2012 Gentex Con?dena l

Update Our Understanding 8?COMMON MISCONCEPTION: “Revenues are dependent on a small number of customers.” 8?ACTUAL: Top Customers % of total revenues as of 12.31.12 Toyota 14% VW Group 14% Hyundai/Kia 11% Mercedes 11% GM 10% 22 OEM Automakers Gentex Con?dena l

Update Our Understanding 8?COMMON MISCONCEPTION: “Revenue is dependent on key plaorms like the GM GMT900, Cadillac, Ford Expedion / Navigator, Chrysler Grand Cherokee, and Chrysler 300.” 8?ACTUAL: Gentex Con?dena l

Update Our Understanding 8?COMMON MISCONCEPTION: “E, R&D as a percentage of sales is lower than expected, apparently driven by reduced investment in the business.” 8?ACTUAL: E, R&D expenses were up in Q1, 2013, versus Q4, 2012 E, R&D expenses were up in Q2, 2013, versus Q1, 2013 Gentex Con?dena l

Update Our Understanding The Company believes its exisn g and planned facilies are suitable, adequate, and have the capacity necessary for current and near-?term planned business. Gentex Con?dena l

Update Our Understanding Riley Street Facility Finished Goods Product Centennial East Facility Inside Mirrors Distribution Center Validation Inside Mirrors 120,000 sq. . Connector 10,000 sq. . Project Chilled Water Plant James Street Facility State Street Facility Centennial West Facility Electronic Assembly Outside Mirrors Micro-Electronics, (3 Miles West of Main Campus) Dimmable Aircraft Windows Gentex Con?dena l

Update Our Understanding Gentex Con?dena l

Table of Contents Different by Design Strategy Product Update Product Demonstration The Future Q & A Gentex Con?dena l

Different by Design Strategy Gentex Con?dena l

The Gentex Challenge

The Automaker Challenge •? Effective integration of electronic content –?Displays, transceivers, telematics, microphones, lighting, driver-assist, and more –?Need to balance safety, cost, aesthetics, performance Gentex Con?dena l

The Gentex Solution •? Feature •? Scalable Delivery Integration Mechanism Platform More Than a Mirror •? Electronic •? System Module Savings Gentex Con?dena l

The Gentex Advantage

Why the Mirror?

- Location
  - In driver's line-of-sight
  - Easy adjustment and interaction
  - Surrounded by glass
  - Superior view of the road
  - Consistent location across vehicle platforms



Mirror	Vehicle Trim Level	Feature Descriptions
	Base	Auto-dimming mirror
	Middle	Auto-dimming mirror with compass and HomeLink
	Upper	Auto-dimming mirror with compass, microphone, RCD, and HomeLink

Gentex Confidential

Features

GENTEX CORPORATION


Glare Control
Displays
HomeLink
Telematics
Compass
More Than a Mirror
N
Microphones
Interior Lighting
Driver Assist
Lighting Assist

HomeLink® and the HomeLink House are registered trademarks of Johnson Controls, Inc.

Gentex Confidential

Different by Design Product Update Gentex Con?dena l

EC - Electrochromics (Auto-Dimming)

GENTEX CORPORATION







- Feature/Benefits:
  - More glare today than ever
  - New brighter headlamp technology
  - Higher mounted headlamps on trucks and SUVs
  - Improves reaction times and stopping distances
  - Makes nighttime driving safer and more enjoyable
  - Electronic platform for additional electronic features

Inside Base EC Mirror	Applications
Total OEM's	22
Total Vehicle Brands	42
Total Nameplates	280

Outside Base EC Mirror	Applications
Total OEM's	15
Total Vehicle Brands	34
Total Nameplates	120

Gentex Confidential

Outside EC Mirror with Features Turn Signal Slide Blind Zone Alert Gentex Con?dena l

Interior Lighting •? Feature/Benefits: –? LED map lights or soft cabin ambient lighting –? No windscreen reflection when “on” as mirror lighting is below driver’s line-of-sight –? No need to tool separate overhead modules for each vehicle Gentex Con?dena l

Compass •? Features/Benefits: –? Highly accurate digital compass –? Ergonomic, easy-to-read display –? Driver-preferred location Compass Transducer Gentex Con?dena l

Microphone •? Feature/Benefits: –? Mirror-integrated interface –? Hands-free microphones –? Consistent location for quick-to-market, cross-car-line application –? Button backlighting for easier nighttime operation Gentex Con?dena l

Displays •? Feature/Benefits: –? Optimal location –? Easy, cost-effective integration –? Numerous display types –? Numerous display options •? Video applications •? Information delivery •? Alerts & notifications •? Menus and owner’s manual information Gentex Con?dena l

Cameras – Lighting & Driver Assist




Dynamic
Block-Out
Zone

- Feature/Benefits:
  - SmartBeam family of products for automatic headlamp performance
    - High Beam Assist
    - Dynamic Forward Lighting
    - Motorway Detection
    - Village Detection
    - Tunnel Detection
    - Navigation Fusion
    - Driver Assist



Inside EC Mirror with Camera	Applications
Total OEM's	10
Total Vehicle Brands	20
Total Nameplates	97

Gentex Confidential

HomeLink® •? Feature/Benefits: – 3-button radio frequency transmitter for operating garage doors, estate gates, home lighting, and more . . . Gentex Con?dena l

Update Our Understanding Gentex Global Average Applicaon Rates Gentex Con?dena l

Update Our Understanding 8?COMMON MISCONCEPTION: “HomeLink is being replaced by smart phone apps.” 8?ACTUAL: No see product demonstraon Gentex Con?dena l

Different by Design More Than a Mirror Product Demonstration Gentex Con?dena l

Different by Design The Future Gentex Con?dena l

Update Our Understanding Gentex Con?dena l

EC—Electrochromics (Auto-Dimming) •? The Future –? Frameless –? Popular new styling –? New glass –? New chemistry –? New mechanical design –? New displays –? All electronic features are new for Frameless Gentex Con?dena l

Outside EC Mirror with Features •? The Future w/o F2C w/ F2C Gentex Con?dena l

Microphone •? The Future –? Digital Microphones –? Improving Signal – To – Noise Ratio –? Continuously smaller packaging Gentex Con?dena l

Interior Lighting and Displays •? The Future –? New LED Lighting –? New Displays –? New Applications Gentex Con?dena l

Cameras – Lighting & Driver Assist

GENTEX CORPORATION

SMARTBEAM





- The Future
  - SmartBeam family of products for automatic headlamp performance
    - High Beam Assist
    - Dynamic Forward Lighting
    - Motorway Detection
    - Village Detection
    - Tunnel Detection
    - Navigation Fusion
    - Driver Assist
    - Matrix Beam
    - Fog Detection
    - Multiple imager systems



Gentex Confidential

HomeLink® •? The Future – HomeLink V – Global solution – Two way communication – Integration with displays – Gentex electronic applications outside the mirror—NEW Display Integraon Gentex Con?dena l

Different by Design Q&A Gentex Con?dena l